Exhibit 10.2

NOTICE OF AMENDMENT AND CONFIRMATION OF

INTERCREDITOR AGREEMENT

THIS NOTICE OF AMENDMENT AND CONFIRMATION OF INTERCREDITOR AGREEMENT (this “Notice”) is entered into as of November 12, 2024, among BANK OF AMERICA, N.A., in its capacity as administrative agent, security trustee and collateral agent for the Revolving Credit Secured Parties under the Revolving Credit Agreement (“Revolving Credit Collateral Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent and collateral agent for the Term Secured Parties referenced in the Intercreditor Agreement referred to below (the “Term Collateral Agent”), and MRC GLOBAL INC., a Delaware corporation (“MRC Global”), and certain of its Domestic Subsidiaries.

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent and the lenders from time to time party thereto entered into that certain Fourth Amended and Restated Loan, Security and Guarantee Agreement dated as of September 3, 2021 (as amended to date, the “Current Revolving Credit Agreement”).

WHEREAS, MRC Global, certain Domestic Subsidiaries of MRC Global, the Revolving Credit Collateral Agent, and the Term Collateral Agent entered into that certain Intercreditor Agreement dated as of October 29, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Intercreditor Agreement”); capitalized terms used in this Notice and not otherwise defined shall have the meanings assigned to such terms in the Intercreditor Agreement.

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent and the lenders from time to time party thereto (the “Revolving Credit Lenders”) are amending and restating the Current Revolving Credit Agreement to, among other things, extend the maturity date (as so amended and restated and as it may be further amended, restated, amended and restated, supplemented, modified, replaced, increased, restructured, renewed, refunded or refinanced from time to time, the “Restated Revolving Credit Agreement”).

WHEREAS, the Revolving Credit Collateral Agent desires to notify the Term Collateral Agent of the amendment and restatement of the Current Revolving Credit Agreement pursuant to the Restated Revolving Credit Agreement and confirm the Intercreditor Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. In accordance with Section 5.3(a)(i) of the Intercreditor Agreement, the Revolving Credit Collateral Agent hereby confirms that it is party to the Intercreditor Agreement and that following entry into the Restated Revolving Credit Agreement it remains bound by the Intercreditor Agreement as the “Revolving Credit Collateral Agent” thereunder.

2. From and after the date hereof and for all purposes under the Intercreditor Agreement, each reference to (i) the “Revolving Credit Agreement” shall mean the Restated Revolving Credit Agreement and (ii) the “Revolving Credit Lenders” shall mean the Revolving Credit Lenders.

3. In accordance with Section 5.3(c) of the Intercreditor Agreement, Revolving Credit Collateral Agent hereby notifies Term Collateral Agent of the amendment and restatement of the Current Revolving Credit Agreement pursuant to the Restated Revolving Credit Agreement. A copy of the Restated Revolving Credit Agreement is attached hereto as Attachment 1.

4. The provisions of Article VIII of the Intercreditor Agreement will apply with like effect to this Notice.

5. By its signature, the Revolving Credit Collateral Agent represents and warrants to the other parties hereto that it is duly authorized to execute this Notice on behalf of the Revolving Credit Lenders and the other Revolving Credit Claimholders.

[Signatures Follow]

2

Very truly yours,

BANK OF AMERICA, N.A., as Revolving Credit Collateral Agent

By:	/s/ Jacob Garcia

Name:	Jacob Garcia
Title:	Senior Vice President

Notice Address:
901 Main Street, 11th Floor
Mailcode TX1-492-11-23
Dallas, TX 75202
Attn: Jacob Garcia
Fax: 214-209-4766

Signature Page to

Notice of Amendment and Confirmation of Intercreditor Agreement

Acknowledged and agreed by:

JPMORGAN CHASE BANK, N.A.
as Term Collateral Agent

By:	/s/ Andrew Rossman
Name: Andrew Rossman
Title: Executive Director

Signature Page to

Notice of Amendment and Confirmation of Intercreditor Agreement

Acknowledged and agreed by:

MRC GLOBAL INC.

By:	/s/ Monica S. Broughton
Name:	Monica S. Broughton
Title:	Vice President, Investor Relations & Treasury

MRC GLOBAL (US) INC.

By:	/s/ Monica S. Broughton
Name:	Monica S. Broughton
Title:	Vice President, Investor Relations & Treasury

MRC GLOBAL SERVICES COMPANY LLC

By:	MRC Global Management Company, its sole member

By:	/s/ Monica S. Broughton
Name:	Monica S. Broughton
Title:	Vice President, Investor Relations & Treasury

MRC GLOBAL MANAGEMENT COMPANY

By:	/s/ Monica S. Broughton
Name:	Monica S. Broughton
Title:	Vice President, Investor Relations & Treasury

MRC GLOBAL CANADA HOLDINGS (US) INC.

By:	/s/ Monica S. Broughton
Name:	Monica S. Broughton
Title:	Vice President, Investor Relations & Treasury

Signature Page to

Notice of Amendment and Confirmation of Intercreditor Agreement

Attachment 1

Restated Revolving Credit Agreement

[Follows this Page]